Fees Summary	Feb. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,830,000.00
Previously Paid Amount	0.00
Total Fee Amount	252.72
Total Offset Amount	0.00
Net Fee	$ 252.72